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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                      November 25, 2002 (November 21, 2002)

                          Mission Resources Corporation
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-09498            76-0437769
 (State or Other Jurisdiction        (Commission          (IRS Employer
       of Incorporation)             File Number)       Identification No.)

                                   1331 Lamar
                                   Suite 1455
                            Houston, Texas 77010-3039
              (Address and Zip Code of Principal Executive Offices)

                                 (713) 495-3000
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     On November 21, 2002, Mission Resources Corporation issued a press release announcing the sale of non-strategic properties and the associated borrowing base reduction.

     The press release is filed as an exhibit hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a) Financial Statements of business acquired.

          None.

     (b) Pro Forma Financial Information.

          None.

     (c) Exhibits.

          99.1 Press Release.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MISSION RESOURCES CORPORATION

Date: November 25, 2002                 By:    /s/ Richard W. Piacenti
                                        Name:  Richard W. Piacenti
                                        Title: Senior Vice President and
                                               Chief Financial Officer